                               EATON CORPORATION

                       DEBT SECURITIES - PREFERRED SHARES
                       COMMON SHARES - WARRANT SECURITIES

                             UNDERWRITING AGREEMENT
                             ----------------------

                 1. INTRODUCTORY. Eaton Corporation, an Ohio corporation ("Company"), proposes to issue and sell from time to time

                  (a) certain of its debt securities registered under the registration statement referred to in Section 2(a) ("Registered Debt Securities"). The Registered Debt Securities will be issued under an indenture ("Senior Indenture") for the issuance of the Company's senior debt securities ("Senior Debt Securities"), between the Company and Chemical Bank, as Trustee ("Senior Trustee"), or an indenture ("Subordinated Indenture") for the issuance of the Company's subordinated debt securities ("Subordinated Debt Securities"), between the Company and Chemical Bank as Trustee ("Subordinated Trustee") each in one or more series, each such series may vary as to interest rates, maturities, redemption provisions, selling prices, terms of conversion, in the case of Subordinated Debt Securities, if any ("Convertible Subordinated Debt Securities"), and other terms, with all such terms for any particular series of the Registered Debt Securities being determined at the time of sale. Particular series of the Registered Debt Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale;

                 (b) certain of its shares of its preferred stock registered under the registration statement referred to in Section 2(a) ("Registered Preferred Shares"). The Registered Preferred Shares Securities may be issued in one or more series, which series may vary as to dividend rates, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Registered Preferred Shares being determined at the time of sale. Particular series of the Registered Preferred Shares will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale;

                 (c) certain of its common shares ("Common Shares") registered under the registration statement referred to in Section 2(a) ("Registered Common Shares"). Particular offerings of the Registered Common Shares will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale; and

                  (d) certain of its warrant securities registered under the registration statement referred to in Section 2(a) ("Registered Warrant Securities"). The Registered Warrant

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                                     2

         Securities will be issued under a warrant agreement, ("Warrant Agreement") between the Company and the organization to be named therein upon the execution thereof, as Warrant Agent, in one or more series, which series may vary as to expiration date, conversion terms, premium price, if any, and other terms, with all such terms for any particular series of the Registered Warrant Securities being determined at the time of sale. Particular series of the Registered Warrant Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale.

                 The Registered Debt Securities, Registered Preferred Shares, Registered Common Shares and Registered Warrant Securities are collectively referred to herein as the "Registered Securities". The Registered Securities (including any combination of such securities) involved in any such offering are hereinafter referred to as the "Securities". The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriter" or "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; PROVIDED, HOWEVER, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement (other than in Sections 2(b), 5(c) and 6 and the second sentence of Section 3), shall mean the Underwriters. It is understood that the Company may from time to time agree to sell Securities to a certain firm or firms ("Manager" or "Managers") outside the United States and Canada, such Manager or Managers to be specified in, and said Securities to be sold pursuant to, a Terms Agreement (such Terms Agreement being referred to therein by such Managers as a Subscription Agreement). As used herein, the terms Underwriter and Underwriters are deemed to include, unless the context otherwise specifies or requires, the Manager or Managers. The Underwriters and Managers (or Underwriter and Manager) may provide for the coordination of their activities by entering into an Agreement Between U.S. Underwriters and Managers which may permit them, among other things, to sell Securities to each other for purposes of resale. As used herein the term "United States" shall mean the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction and "Canada" means Canada, its provinces, territories and possessions and other areas subject to its jurisdiction.

                 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter and each Manager that:

                 (a) A registration statement (No. 33-52333), including a prospectus, relating to the Registered Securities has been filed with the Securities and Exchange Commission ("Commission") and has become effective. Such registration statement, as amended at the time of any Terms Agreement referred to in Section 3, is hereinafter referred to as the "Registration Statement", and the prospectus included in

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         such Registration Statement, as supplemented as contemplated by
         Section 3 to reflect (i) if Registered Debt Securities, Registered Preferred Shares or Registered Warrant Securities are offered, the terms of the Securities and the terms of offering thereof and (ii) if Registered Common Share Securities are offered, the terms of offering of the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933 ("Act"), including all material incorporated by reference therein, is hereinafter referred to as the "U.S. Prospectus". The prospectus relating to the Securities to be sold by the Company to the Manager or Managers, as supplemented by a prospectus supplement as of the time of the applicable Terms Agreement, which will be identical to the U.S. Prospectus except as provided in such Terms Agreement, is hereinafter referred to as the "International Prospectus" (collectively the U.S. Prospectus and the International Prospectus are hereinafter referred to as the "Prospectuses").

                 (b) On the effective date of the registration statement relating to the Registered Securities, such registration statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act") and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of each Terms Agreement referred to in Section 3, the Registration Statement and the U.S. Prospectus and International Prospectus, as the case may be, will conform in all respects to the requirements of the Act and the Rules and Regulations and, if Registered Debt Securities are offered by the U.S. Prospectus or the International Prospectus, the Trust Indenture Act, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by any (i) Underwriter through the Representatives, if any, specifically for use in the U.S. Prospectus or (ii) any Manager specifically for use in the International Prospectus.

                 (c) To the best knowledge of the Company, there is no existing or imminent labor dispute or organizational effort by the employees of the Company or any of its Subsidiaries (as defined in subsection (e)) or any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, contractors or customers that is reasonably expected to have a material adverse effect upon business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

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                                       4


                 (d) Except as disclosed in the Registration Statement and except as is not reasonably expected to have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole, each of the Company and its Subsidiaries is in compliance with all applicable Environmental Laws. As used herein, "Environmental Laws" means any United States or Canadian, federal, state, local or municipal statute, law, rule, regulation, ordinance or any judicial or administrative order, consent decree or judgment, relating to the protection of the environment, the protection of public health and safety from environmental concerns or the protection of worker health and safety.

                 (e) Neither the Company nor any of its Subsidiaries (each subsidiary listed on Schedule A attached hereto, being hereinafter referred to as a "Subsidiary" and, collectively, the "Subsidiaries") is in violation of its articles or certificate of incorporation or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its Subsidiaries taken as a whole.

                 (f) Except as described in (or incorporated by reference in) the Registration Statement and each U.S. Prospectus or International Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and each U.S. Prospectus and International Prospectus.

                 (g) Ernst & Young, whose report appears in the Company's most recent Annual Report on Form 10-K which is incorporated by reference in the Registration Statement and each U.S. Prospectus and International Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

                 (h) Price Waterhouse, whose report appears in the Company's Current Report on Form 8-K, dated February 14, 1994 (as amended on February 18, 1994) which is incorporated by reference in the Registration Statement, each U.S. Prospectus and International Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

                 (i) The Company and [Eaton Administration Corporation, Eaton Yale Ltd., AIL Systems Inc., and Eaton ETN Offshore Ltd.] (each a "Significant Subsidiary" and together constituting all of the significant Subsidiaries of the Company) have each been duly incorporated, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in

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                                       5

         good standing as foreign corporations in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the Company and its Subsidiaries taken as a whole), and have power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged. All of the issued and outstanding stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable.
         The Company owns all of the issued and outstanding shares of each Significant Subsidiary, directly or through one or more Subsidiaries, except to the extent of shares owned of record by directors for the purpose of qualifications as such and except for approximately [4.677]% of the issued and outstanding Common Shares of AIL Systems Inc. owned of record by employees and employee benefit plans of AIL System Inc., free and clear of any pledges, liens, encumbrances, claims or equities.

                 (j) Except as described in (or incorporated by reference in) each U.S. Prospectus and International Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which is reasonably expected by the Company to result in any material adverse change in the financial condition, results of operations, business or prospects of the Company and its Subsidiaries taken as a whole or which is required to be disclosed in (or incorporated by reference in) the Registration Statement.

                 (k) The financial statements filed as part of, or incorporated by reference in, the Registration Statement or included in, or incorporated by reference in, any preliminary prospectus, U.S. Prospectus or International Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present, at all times during the period specified in
         Section 4(b) hereof, fairly, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be, at all times during the period specified in Section 4(b) hereof, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise disclosed in such financial statements.

                 (l) The documents incorporated by reference into the Registration Statement, each preliminary prospectus, U.S. Prospectus and International Prospectus

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                                       6

         on the respective dates such documents were filed with the Commission (or, if the International Prospectus and each related preliminary prospectus is not filed with the Commission, first used by the Managers) conformed, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will conform at all times in all material respects during the period specified in Section 4(b) hereof, with the applicable requirements of the Act and the Rules and Regulations and the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment of supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Section 4(b) hereof timely filed as required thereby.

                 (m) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in any U.S. Prospectus or International Prospectus by the Securities Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Securities Exchange Act as required.

                 (n) with respect to all Securities which are Senior Debt Securities --

                          (i)     The Senior Indenture, including any
                 amendments and supplements thereto, pursuant to which the Senior Debt Securities will be issued, on the Closing Date (as defined in Section 3 hereof) will conform with the requirements of the Trust Indenture Act.

                          (ii) The execution, delivery and performance by the Company of this Agreement and any Delayed Delivery Contracts (as defined in Section 3 hereof) and compliance by the Company with the provisions contained herein, in the Senior Debt Securities and in the Senior Indenture will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or regulations, as amended, of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental

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                                       7

                 agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties; and except as required by the Act, the Trust Indenture Act, the Securities Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Senior Debt Securities or the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, and the Senior Indenture.

                          (iii) On the Closing Date, (A) the Senior Indenture will have been duly authorized, executed and delivered by the Company and will constitute the legally binding obligation of the Company, (B) the Senior Debt Securities will have been validly authorized and, upon payment thereof as provided in this Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Senior Indenture, and (C) the Senior Debt Securities and the Senior Indenture will conform in all material respects to the descriptions thereof contained in the U.S. Prospectus and International Prospectus.

                 (o) with respect to all Securities which are Subordinated Debt Securities --

                          (i) The Subordinated Indenture, including any amendments and supplements thereto, pursuant to which the Subordinated Debt Securities will be issued, on the Closing Date will conform with the requirements of the Trust Indenture Act.

                          (ii) The execution, delivery and performance by the Company of this Agreement and any Delayed Delivery Contracts and compliance by the Company with the provisions contained herein, in the Subordinated Debt Securities and in the Subordinated Indenture will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or amended regulations of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties; and except as required by the Act, the Trust Indenture Act, the Securities Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Subordinated Debt Securities or the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, and the Subordinated Indenture.

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                          (iii)   On the Closing Date, (A) the Subordinated
                 Indenture will have been validly authorized, executed and delivered by the Company and will constitute the legally binding obligation of the Company, (B) the Subordinated Debt Securities will have been validly authorized and, upon payment therefor as provided in this Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Subordinated Indenture and (C) the Subordinated Debt Securities and the Subordinated Indenture will conform in all material respects to the descriptions thereof contained in the U.S. Prospectus and International Prospectus.

                 (p) with respect to all Securities which are Convertible Subordinated Debt Securities --

                          (i) On the Closing Date, the Company will have reserved and will, at all times, keep available for issuance upon the conversion of the Convertible Subordinated Debt Securities such number of its authorized by unissued Common Shares deliverable upon conversion of the Convertible Subordinated Debt Securities as will be sufficient to permit the conversion in full of all outstanding Convertible Subordinated Debt Securities.

                          (ii) On the Closing Date, the Common Shares will conform in all material respects to the description thereof contained in the U.S. Prospectus and International Prospectus.

                          (iii) All corporate action required to be taken for the authorization, issuance and delivery of the shares of Common Shares issuable upon conversion of the Convertible Subordinated Debt Securities has been validly taken; when issued and delivered in accordance with the terms of the Convertible Subordinated Indenture, such Common Shares will be validly issued, fully paid and nonassessable; and the issuance of the Convertible Subordinated Debt Securities is not, and the issuance of any such shares of Common Shares will not be, subject to the preemptive rights of any stockholder of the Company.

                 (q) with respect to all Securities which are Registered Warrant Securities --

                          (i)     The Senior Indenture, including any
                 amendments and supplements thereto, pursuant to which the Senior Debt Securities will be issued upon exercise of the Registered Warrant Securities, on the Closing Date will conform with the requirements of the Trust Indenture Act.

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                          (ii)    The execution, delivery and performance by
                 the Company of this Agreement and any Delayed Delivery Contracts and compliance by the Company with the provisions contained herein, in the Registered Warrant Securities, in the Senior Debt Securities issuable upon exercise of the Registered Warrant Securities, in the Warrant Agreement and in the Senior Indenture will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or amended regulations of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties; and except as required by the Act, the Trust Indenture Act, the Securities Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Registered Warrant Securities and the Senior Debt Securities issuable upon exercise of the Registered Warrant Securities or the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, the Warrant Agreement and the Senior Indenture.

                          (iii)   On the Closing Date, (A) the Warrant
                 Agreement and the Senior Indenture will have been validly authorized, executed and delivered by the Company and will constitute the legally binding obligation of the Company, (B) the Registered Warrant Securities will have been validly authorized and, upon payment therefor as provided in this Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company, (C) the Registered Warrant Securities, the Warrant Agreement, the Senior Debt Securities issuable upon the exercise of the Registered Warrant Securities and the Senior Indenture will conform in all material respects to the descriptions thereof contained in the U.S. Prospectus and International Prospectus and (D) the Senior Debt Securities issuable upon the exercise of the Registered Warrant Securities will have been validly authorized and, when issued and delivered in accordance with the terms of the Registered Warrant Securities and the Senior Indenture, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Senior Indenture.

                 (r) with respect to all Securities which are Registered Preferred Shares --

                          (i) The execution, delivery and performance by the Company of this Agreement and any Delayed Delivery Contracts and compliance by the

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                                       10

                 Company with the provisions contained herein, in the Registered Preferred Shares and in the Certificate of Designations will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or amended regulations of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties, and except as required by the Act, the Securities Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Registered Preferred Shares, or the execution, delivery and performance of this Agreement or the Delayed Delivery Contracts, if any.

                          (ii) The authorization, creation, issuance and sale of the Registered Preferred Shares and compliance by the Company with all of the provisions of the Certificate of Designations are within the corporate powers of the Company.

                          (iii) On the Closing Date, the Registered Preferred Shares will have been validly authorized and, upon payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable.

                          (iv) If the Registered Preferred Shares are convertible into Common Shares, on the Closing Date any Common Shares issuable upon conversion of the Registered Preferred Shares will have been duly authorized by the Company and, when issued and delivered in accordance with the Registered Preferred Shares and the Certificate of Designations, will be validly issued, fully paid and nonassessable.

                          (v) If the Registered Preferred Shares are convertible into Common Shares, on the Closing Date the Company will have reserved and will, at all times, keep available for issuance upon the conversion of the Registered Preferred Shares such number of its authorized but unissued Common Shares deliverable upon conversion of the Registered Preferred Shares as will be sufficient to permit the conversion in full of all outstanding Registered Preferred Shares.

                          (vi) All corporate action required to be taken for the authorization, issuance and delivery of any shares of Common Shares issuable upon conversion of the Registered Preferred Shares has been validly taken, and the

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                                       11

                 issuance of the Registered Preferred Shares is not, and the issuance of any such shares of Common Shares will not be, subject to any preemptive rights of any stockholder of the Company.

                 (s) with respect to all Securities which are Registered Common Shares --

                          (i) The execution, delivery and performance by the Company of this Agreement and compliance by the Company with the provisions contained herein, will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or amended regulations of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties, and except as required by the Act, the Securities Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Registered Common Shares, or the execution, delivery and performance of this Agreement.

                          (ii) All corporate action required to be taken for the authorization, issuance and delivery of the Registered Common Shares has been validly taken, and the issuance of the Registered Common Shares is not, and will not be, subject to any preemptive rights of any stockholder of the Company.

Any certificate signed by any officer of the Company and delivered to the Representatives, the Managers or to counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter (or each Manager) as to the matters covered thereby.

                 3. PURCHASE AND OFFERING OF SECURITIES. The obligation of the Underwriters, if any, and the obligation of the Managers, if any, to purchase the Securities will be evidenced by an exchange of telegraphic or other written communications ("Terms Agreement"1) at the time the Company determines to sell the Securities (or any combination of Securities). All references herein to this Agreement include the applicable Terms Agreement. The Terms Agreement will incorporate by reference the provisions of this




[FN]
____________________

   1 Any such Terms Agreement relating to the purchase of such Securities by the Manager or Managers will be referred to therein as a "Subscription Agreement".

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, Managers, the names of any Representatives, the principal amount or number of shares to be purchased by each Underwriter and Manager, and the purchase price to be paid by the Underwriters and Managers and, if Registered Debt Securities, Registered Preferred Shares or Registered Warrant Securities, the terms of such Securities not already specified in the Indenture, Certificate of Designations or Warrant Agreement, respectively, including, but not limited to, interest or dividend rate, maturity, redemption provisions and sinking fund requirements, whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below), expiration date and conversion terms (if any such terms are to be applicable). If the Company grants the Underwriters (and Managers) an option to purchase additional Securities to cover over-allotments, the terms of such option (or options) will be specified in the Terms Agreement. The Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Representatives (and the Managers) and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "Closing Date"2), the place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement (or prospectus supplements) relating to the offering of the Securities. The obligations of the Underwriters and Managers to purchase the Securities will be several and not joint. It is understood that the Underwriters and Managers propose to offer the Securities for sale as set forth in the U.S. Prospectus and International Prospectus, respectively. The certificates for the Securities delivered to the Underwriters and Managers on the Closing Date will be in definitive and, if applicable, fully registered form, in such denominations and registered in such names as the Underwriters and Managers may reasonably request.

                 If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters (and the Managers) to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters (and to the Managers, if applicable), the fee set forth in such Terms Agreement in respect of the principal amount or number of shares of Securities to be sold pursuant to




[FN]
____________________

   2 If the Company grants the Underwriters (and Managers) an option to purchase additional Securities to cover over-allotments, such Terms Agreement will specify the time for the delivery of an payment for such Securities, which such time may be the Closing Date.

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

Delayed Delivery Contracts ("Contract Securities"). The Underwriters (and Managers) will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters (and Managers) and the aggregate principal amount or number of shares of Securities to be purchased will be reduced pro rata in proportion of the aggregate principal amount or number of shares of Securities set forth opposite each Underwriter's (and Manager's) name in such Terms Agreement, except to the extent that the Representatives (or Managers) determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives (and Managers) not later than the business day prior to the Closing Date of the principal amount or number of shares of Contract Securities.

                 4. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that it will furnish to Shearman & Sterling, counsel for the Underwriters, as many signed copies of the registration statement as they may reasonably request relating to the Registered Securities, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of
Securities:

                 (a) The Company will file the U.S. Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(1) or Rule 424(b)(2) (or, if applicable and if consented to by the Representatives, subparagraph (5)) not later than the second business day following the execution and delivery of the Terms Agreement; if the Securities are to be purchased by the Managers are to be registered under the Registration Statement, the Company will file the International Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(1) or Rule 424(b)(2) (or, if applicable and if consented to by the Managers, subparagraph (5)) not later than the second business day following the execution and delivery of the Subscription Agreement.

                 (b) The Company will, during the period following the date of the Terms Agreement as, in the opinion of counsel for the Underwriters, any U.S. Prospectus or International Prospectus is required by law to be delivered, advise the Representatives (and Managers), promptly of any proposal to amend or supplement the Registration Statement or the U.S. Prospectus or International Prospectus and will afford the Representatives (and Managers) a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise the Representatives (and Managers) promptly of the filing of any such amendment or supplement.

                 (c) The Company will advise the Representatives (and Managers) (i) of the institution by the Commission of any stop order proceedings in respect of the

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

         Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued, (ii) when any post-effective amendment to the Registration Statement relating to or covering the Securities becomes effective, (iii) of any request or proposed request by the Commission for (A) an amendment or supplement to the Registration Statement (insofar as the amendment or supplement relates to or covers the Securities), the U.S. Prospectus or International Prospectus or any document incorporated by reference in any of the foregoing or (B) for any additional information and (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose.

                 (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the U.S. Prospectus or International Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the U.S. Prospectus or International Prospectus to comply with the Act, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' (or Managers') consent to, nor the Underwriters' (or Managers') delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

                 (e) As soon as practicable after the date of each Terms Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Section 11(a) of the Act.

                 (f) The Company will furnish to the Representatives (and Managers) copies of the Registration Statement (including all exhibits, the form of Senior Indenture, the form of Subordinated Indenture, the form of Warrant Agreement, the form of Certificate of Designations and this Agreement), any related preliminary prospectus, any related preliminary prospectus supplement, the U.S. Prospectus and International Prospectus and all amendments and supplements to such documents, in each case, as soon as available and in such quantities as are reasonably requested.

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                 (g) The Company will arrange for the qualification of the Securities for sale under the securities laws of such jurisdictions in the United States and Canada as the Representatives may reasonably designate and will continue such qualifications in effect so long as required for the distribution.

                 (h) During the period of [five] years after the date of any Terms Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (and Managers) (i) as soon as publicly available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act, or mailed to stockholders and (ii) from time to time, such other publicly available information concerning the Company as the Representatives (and Managers) may reasonably request.

                 (i) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with qualification of the Securities for sale under the laws of such jurisdictions as the Representatives (and Managers) may reasonably designate and the printing of memoranda relating thereto, for any fees paid to any Trustee, for any fees charged by investment rating agencies for the rating of the Securities (if applicable), for the filing fees of the National Association of Securities Dealers, Inc. and any state relating to the Securities, for the fees and expenses of listing the Securities on any securities exchange or market, if the Securities are to be listed on any securities exchange or market, and for expenses incurred in distributing the U.S. Prospectus and International Prospectus, any preliminary prospectuses and any preliminary prospectus supplements to Underwriters (or Managers).

                 (j) For a period beginning at the time of execution of the Terms Agreement and ending 90 days after the Closing Date, without the prior consent of the Representatives (and Managers), the Company will not offer, sell, contract to sell or otherwise dispose of any Registered Common Shares, preferred stock, warrants or debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, in each case, that are similar in terms to the Securities other than pursuant to an (a) employee or director stock option plan, stock ownership plan, stock bonus plan, stock compensation plan or dividend reinvestment plan in effect on the date of such Terms Agreement and (b) issuances of Common Shares upon conversion of securities outstanding at the date of such Terms Agreement.

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                 (k) Until the termination of the offering of the Securities, to timely file all documents, and any amendments to previously filed documents, required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act.

                 (l) If the Terms Agreement specifies that the Securities are to be listed on any stock exchange or exchanges or market, prior to the Closing Date, unless otherwise agreed to by the Representatives, to apply for the listing of the Securities on such exchange or exchanges or market, and to use its reasonable best efforts to complete such listings.

                 (m) The Company has complied and will comply with all of the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with Cuba.

                 5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS AND MANAGERS. The obligations of the several Underwriters (and Managers) to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the written statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                 (a) On or prior to the date of the Terms Agreement, the Representatives (and Managers) shall have received separate letters, dated the date of delivery thereof, of Ernst & Young (the Company's independent accountants) and Price Waterhouse, confirming that, with respect to themselves, they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

                          (i) in their opinion, the financial statements and schedules examined by them and included in the prospectus or prospectuses contained in the Registration Statement relating to the Registered Securities, as amended at the date of such letter, comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                          (ii) they have, as indicated in their report or reports attached to such letter, made a review of any unaudited financial statements included in such prospectus in accordance with standards established by the American Institute of Certified Public Accountants;

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                          (iii)   on the basis of the review referred to in
                 (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited financial statements, if any, included in such prospectus or prospectuses do not comply in form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in such U.S. Prospectus and International Prospectus;

                          (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in such prospectus or prospectuses (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its Subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in much letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

                          (v) from the date of the latest balance sheet of the Company and its Subsidiaries included or incorporated by reference in the Prospectuses to a specified date not more than five days from the date of such letter, there was any change in the capital stock of the Company (other than by reason of shares issued pursuant to the Company's employee or director stock option plans, or stock ownership plans, stock bonus plans, stock compensation plans or dividend reinvestment plans or upon conversion of convertible securities or in connection with acquisitions or distributions previously disclosed to the Representatives and Managers), any increase greater than 1% in the long-term debt or short-term debt of the Company and its consolidated Subsidiaries or any decrease greater than 1% in consolidated net assets of the Company and its consolidated Subsidiaries, in each case as compared with amounts shown in such latest balance sheet or any decrease greater than 1% in consolidated net sales or the total amount of income from continuing operations, in each case as compared with the comparable period in the preceding year, except in each case for changes, increases or decreases which the Prospectuses discloses have occurred or may occur or which are described in such letter or letters.

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                 All financial statements and schedules included in material incorporated by reference into such Prospectuses shall be deemed included in such Prospectuses for purposes of this subsection.

                 With respect to this subsection (a), Price Waterhouse need only provide such statements with respect to and only for so long as the audited financial statements of the Distribution and Control Business Unit ("DCBU"), an organizational unit of Westinghouse Electric Corporation as of December 31, 1992 and 1991, and for each of the two years in the period ended December 31, 1992 are included in such Prospectuses.

                 (b) The U.S. Prospectus, and, if applicable, the International Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

                 (c) Subsequent to the execution of the Terms Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its Subsidiaries which, in the judgment of a majority in interest of the Underwriters, including any Representatives (and Managers), materially impairs the investment quality of the Securities or the Registered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock then outstanding, if any, of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock then outstanding, if any, of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, including any Representatives (and the Managers) the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                 (d) The Representatives (and Managers) shall have received an opinion, dated the Closing Date, of Gerald L. Gherlein, Executive Vice President and General Counsel of the Company, to the effect that:

                          (i)     with respect to all Securities

                                  (A)      The Company and the Significant
                          Subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in all jurisdictions in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole), and have all power and authority necessary to own their respective properties and conduct the businesses in which they are engaged and except as may be disclosed in the Registration Statement and, except to the extent of shares owned of record by directors for the purpose of qualifying as such and except as to approximately [4.677%] of the issued and outstanding common shares of AIL Systems Inc. owned of record by employees and employee benefit plans of AIL Systems Inc. all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company directly, or indirectly through wholly owned Subsidiaries, free and clear of any lien, pledge and encumbrance or any claim of any third party;

                                  (B)      The Delayed Delivery Contracts, if
                          any, have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the purchasers thereunder, are valid and legally binding obligations of the Company;

                                  (C)      The Registration Statement is
                          effective under the Act, no stop order suspending its effectiveness has been issued, and no proceeding for that purpose is pending or, to the knowledge of such counsel, threatened by the Commission;

                                  (D)      No order directed to any document
                          incorporated by reference in the Prospectuses has been issued and, to the knowledge of such counsel, no challenge has been made to the accuracy or adequacy of any such document;

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                                  (E)      The documents incorporated by
                          reference in the Registration Statement and the Prospectuses (except for the financial statements, supporting schedules and other financial data included or incorporated therein, or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Securities Exchange Act and the rules and regulations thereunder;

                                  (F)      The Registration Statement and the
                          Prospectuses (except that no opinion need be expressed as to the financial statements, supporting schedules and other financial data contained or incorporated therein, or omitted therefrom) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                                  (G)      The statements made in the
                          Prospectuses under the following (or comparable) captions: "Description of Debt Securities," "Description of Common Shares," "Description of Debt Warrants," and "Description of Preferred Shares" insofar as they purport to summarize the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by Form S-3 under the Act;

                                  (H)      Such counsel does not know of any
                          litigation or any governmental proceeding pending or threatened against the Company or any of its Subsidiaries which is required to be disclosed in the Prospectuses which is not disclosed and correctly summarized therein;

                                  (I)      Such counsel does not know of any
                          contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which are required to be filed by the Securities Exchange Act or the rules and Regulations thereunder as exhibits to any document incorporated by reference in the Prospectuses, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Securities Exchange Act; and

                                  (J)      To the best of such counsel's
                          knowledge, neither the Company nor any Significant Subsidiary is in violation of its articles or certificate of incorporation or in default under any material agreement, indenture or instrument.

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                 (ii) with respect to all Securities which are Senior Debt Securities

                                  (A)      The Senior Indenture has been
                          validly authorized by the Company, duly executed and delivered by the Company and the Senior Trustee and duly qualified under the Trust Indenture Act and is a valid and legally binding instrument of the Company;

                                  (B)      The Senior Debt Securities not
                          subject to Delayed Delivery Contracts have been validly authorized, duly executed by authorized officers of the Company, duly authenticated by the Senior Trustee or the authenticating agent and delivered, and are the validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Senior Indenture;

                                  (C)      The Senior Debt Securities subject
                          to a Delayed Delivery Contract, if any, have been validly authorized and, when duly executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof under the related Delayed Delivery Contracts, such Senior Debt Securities will be validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Senior Indenture;

                                  (D)      The Senior Debt Securities and the
                          Senior Indenture conform in all material respects to the Statements concerning them in the Registration Statement and the Prospectuses; and

                                  (E)      This Agreement has been duly
                          authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions contained herein and in the Senior Debt Securities and the Senior Indenture will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, and any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and the Delayed

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                          Delivery contracts, if any, except such as may be required by the Act, the Trust Indenture Act, the Securities Exchange Act, state securities laws or foreign laws;

                 (iii) with respect to all Securities which are Subordinated Debt Securities

                                  (A)      The Subordinated Indenture has been
                          validly authorized by the Company, duly executed and delivered by the Company and the Subordinated Trustee and duly qualified under the Trust Indenture Act and is a valid and legally binding instrument of the Company;

                                  (B) The Subordinated Debt Securities not subject to Delayed Delivery Contracts have been validly authorized, duly executed by authorized officers of the Company, duly authenticated by the Subordinated Trustee or the authenticating agent and delivered, and are the validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Subordinated Indenture;

                                  (C)      The Subordinated Debt Securities
                          subject to a Delayed Delivery Contract, if any, have been validly authorized and, when duly executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof under the related Delayed Delivery Contracts, such Subordinated Debt Securities subject to a Delayed Delivery Contract will be validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Subordinated Indenture;

                                  (D)      The Subordinated Debt Securities,
                          the Subordinated Indenture and, in the case of Subordinated Debt Securities that are convertible into Registered Common Shares ("Convertible Subordinated Debt Securities"), the Registered Common Shares conform in all material respects to the Statements concerning them in the Registration Statement and the Prospectuses;

                                  (E)      In the case of Convertible
                          Subordinated Debt Securities, the Registered Common Shares issuable upon the conversion of the Convertible Subordinated Debt Securities have been duly authorized and validly reserved for issuance by the Company and, when issued and delivered in accordance with the terms of the Convertible Subordinated Indenture, will be validly issued, fully paid and nonassessable;

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                                  (F)      In the case of Convertible
                          Subordinated Debt Securities, all corporate action required to be taken for the authorization, issuance and delivery of the Registered Common Shares issuable upon conversion of the Convertible Subordinated Debt Securities has been validly taken, and the issuance of the Convertible Subordinated Debt Securities is not, and the issuance of any such Registered Common Shares will not be, subject to the preemptive rights of any stockholder of the Company; and

                                  (G)      This Agreement has been duly
                          authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions contained herein and in the Subordinated Debt Securities and the Subordinated Indenture will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, except such as may be required by the Act, the Trust Indenture Act, the Securities Exchange Act, state securities laws or foreign laws.

                 (iv) with respect to all Securities which are Registered Warrant Securities

                                  (A)      The Warrant Agreement has been
                          validly authorized by the Company, duly executed and delivered by the Company and the Warrant Agent, and is a valid and legally, binding instrument of the Company;

                                  (B)      The Registered Warrant Securities
                          not subject to a Delayed Delivery Contract have been validly authorized, duly executed by authorized officers of the Company, duly authenticated by the Warrant Agent and delivered, and are the validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Warrant Agreement;

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
                                       24


                                  (C)      The Registered Warrant Securities
                          subject to a Delayed Delivery Contract, if any, have been validly authorized and, when duly executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof under the related Delayed Delivery Contracts, such Registered Warrant Securities will be validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Warrant Agreement;

                                  (D)      The Senior Indenture has been
                          validly authorized by the Company, duly executed and delivered by the Company and the Senior Trustee and duly qualified under the Trust Indenture Act and is a valid and legally binding instrument of the Company;

                                  (E)      The Senior Debt Securities issuable
                          upon exercise of the Registered Warrant Securities have been validly authorized and, when executed, authenticated, issued and delivered in accordance with the terms of the Registered Warrant Securities and the Senior Indenture, will be the validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Senior Indenture;

                                  (F)      The Registered Warrant Securities,
                          the Warrant Agreement, the Senior Debt Securities issuable upon the exercise of the Registered Warrant Securities and the Senior Indenture conform in all material respects to the statements concerning them in the Registration Statement and the Prospectuses; and

                                  (G)      This Agreement has been duly
                          authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions contained herein and in the Registered Warrant Securities, in the Warrant Agreement, in the Senior Debt Securities and in the Senior Indenture, if applicable, will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and

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
                                       25

                          performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, except such as may be required by the Act, the Trust Indenture Act, the Securities Exchange Act, state securities laws or foreign laws.

                 (v) with respect to all Securities which are Registered Preferred Shares

                                    (A)     The Registered Preferred Shares not
                    subject to a Delayed Delivery Contract have been duly and validly authorized and issued and are fully paid and nonassessable;

                                    (B)     The Registered Preferred Shares
                    subject to a Delayed Delivery Contract, if any, have been validly authorized and, when duly executed, issued and delivered to, and paid for by, the respective purchasers thereof under the related Delayed Delivery Contracts, such Registered Preferred Shares will be duly and validly issued and fully paid and nonassessable;

                                    (C)     If the Registered Preferred Shares
                    are convertible into Registered Common Shares, the Registered Common Shares issuable upon conversion of the Registered Preferred Shares have been duly authorized and validly reserved for issuance by the Company and, when issued and delivered in accordance with the terms of the Registered Preferred Shares and the Certificate of Designations, will be validly issued, fully paid and nonassessable;

                                    (D)     The Registered Preferred Shares and
                    the Registered Common Shares conform in all material respects to the statements concerning them in the Registration Statement and the Prospectuses;

                                    (E)     This Agreement has been duly
                    authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions contained herein and in the Registered Preferred Shares and the Certificate of Designations will not conflict with, or result in the creation or imposition of any lien, chase or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their

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
                                       26

                    property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, except such as may be required by the Act, the Securities Exchange Act, state securities laws or foreign laws; and

                                    (F)      All corporate action required to
                    be taken for the authorization, issuance and delivery of any Registered Common Shares issuable upon conversion of the Registered Preferred Shares has been validly taken, and the issuance of the Registered Preferred Shares is not, and the issuance of any such Registered Common Shares will not be, subject to any preemptive rights of any stockholder of the Company.

\                   (vi)  with respect to Securities that are Registered Common
                Shares

                                    (A)     The Registered Common Shares have
                    been duly and validly authorized and issued and are fully paid and nonassessable;

                                    (B)     The Registered Common Shares
                    conform in all material respects to the statements concerning them in the Registration Statement and the Prospectuses;

                                    (C)     This Agreement has been duly
                    authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and compliance by the Company with the provisions contained herein will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement, except such as may be required by the Act, the Securities Exchange Act, state securities laws or foreign laws; and

                                    (D)      The issuance of any such
                    Registered Common Shares will not be subject to any preemptive rights of any stockholder of the Company.

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
                                       27


                 Such counsel shall further state that he has participated in the preparation of the Registration Statement and the Prospectuses, and no facts have come to his attention that lead him to believe that (i) the Registration Statement (except for the financial statements, supporting schedules or other financial data included or incorporated therein, or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
                 (ii) the Prospectuses, on the date of this Agreement or at the Closing Date (except for the financial statements, supporting schedules or other financial data included or incorporated therein, or omitted therefrom, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Insofar as such opinion relates to or involves matters of law of any jurisdiction other than Ohio, the opinion may be given in reliance on an opinion of counsel of that jurisdiction, a copy of which opinion shall be furnished to each Representative (and Manager), in which case the opinion shall state that he believes that each Representative (and Manager) and he are entitled to so rely.


                 (e) The Representatives (and the Managers) shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectuses, the indentures, Warrant Agreement or Certificate of Designations [and other related matters as they may reasonably require], and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Shearman & Sterling may rely as to the incorporation of the Company and all other matters governed by the law of the State of Ohio upon the opinion of Gerald L. Gherlein referred to above.

                 (f) The Representatives (and Managers) shall have received a certificate, dated the Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are

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
                                       28

         contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectuses, there has been no material adverse change in the financial position or results of operation of the Company and its Subsidiaries taken as a whole except as set forth in or contemplated by the Prospectuses or as described in such certificate.

                 (g) The Representatives (and Managers) shall have received separate letters, dated the Closing Date, of Ernst & Young and Price Waterhouse which state in effect that:

                          (i) in their opinion, any financial statements or schedules examined by them and included in the Prospectuses and not covered by their letter delivered pursuant to subsection (a) of this Section comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                          (ii) they have made a review of any unaudited financial statements included in the Prospectuses and not covered by their letter delivered pursuant to subsection (a) of this Section in accordance with standards established by the American Institute of Certified Public Accountants, as indicated in their report or reports attached to such letter;

                          (iii)   on the basis of the review referred to in
                 (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                  (A) the unaudited financial statements, if any, included in the Prospectuses and not covered by their letter delivered pursuant to subsection (a) of this Section do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Prospectus;

                                  (B)      the unaudited capsule information,
                          if any, included in the Prospectuses does not agree with the amounts set forth in the unaudited consolidated financial statements from which it was derived or was not determined on a basis substantially consistent with that of the audited financial statements included in the Prospectuses;





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
                                       29

                                  (C)      at the date of the latest available
                          balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the Closing Date, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and consolidated Subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets, as compared with amounts shown on the latest balance sheet included in the Prospectuses; or

                                  (D)  for the period from the date of the
                          latest income statement included in the Prospectuses to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales, the total or per share amounts of consolidated net income, and, if Registered Debt Securities or Registered Preferred Stock are offered, in the ratio of earnings to fixed charges and ratio of earnings to preferred stock dividends;

                 except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectuses discloses have occurred or may occur or which are described in such letter or letters; and

                          (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information included in the Prospectuses and not covered by their letter delivered pursuant to subsection (a) of this Section (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its Subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

All financial statements and schedules included in material incorporated by reference into the Prospectuses shall be deemed included in the Prospectuses for the purposes of this subsection.

With respect to this subsection (g), Price Waterhouse need only provide such statements with respect to and only for so long as the audited financial statements of DCBU as of December




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

31, 1992 and 1991, and for each of the two years in the period ended December 31, 1992 are included in such Prospectuses

The Company will furnish the Representatives (and Managers) with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

                 (h) Payment for and delivery of the Securities to be purchased by the Underwriters will occur simultaneously with the payment for and delivery of the Securities, if any, to be purchased by the Managers.

                 6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter and each Manager against any losses, claims, damages or liabilities, joint or several, to which such Underwriter and such Manager may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the U.S. Prospectus and International Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each Manager for any legal or other expenses reasonably incurred by such Underwriter and such Manager in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, if any, or any Manager specifically for use in the International Prospectus.

                 (b) Each Underwriter and each Manager, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the (i) Registration Statement, (ii) the U.S. Prospectus and International Prospectus, respectively, or (iii) any amendment or supplement thereto, or (iv) any related preliminary prospectus or preliminary prospectus supplement, or (v) arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company




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
                                       31

by such Underwriter through the Representatives, if any, specifically for use in the U.S. Prospectus or any Manager specifically for use in the International Prospectus, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                 (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party [(which such consent shall not be unreasonably withheld)], be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                 (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters and Managers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters and Managers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters and Managers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the




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
                                       32

Company bear to the total underwriting discounts and commissions received by the Underwriters and Managers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter or Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter or Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters and Managers in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or any Manager within the meaning of the Act; and the obligations of the Underwriters and Managers under this Section shall be in addition to any liability which the respective Underwriters and Managers may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                 7. DEFAULT OF UNDERWRITERS OR MANAGERS. If any Underwriter or Underwriters (or Manager or Managers) default in their obligations to purchase Securities under the Terms Agreement and the aggregate principal amount or number of shares, as the case may be, of the Securities that such defaulting Underwriter or Underwriters (or Manager or Managers) agreed but failed to purchase does not exceed 10% of the total principal amount or number of shares, as the case may be, of the Securities, the Representatives (and the Managers) may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters (or Managers), but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters (or non-defaulting Manager or Managers) shall be obligated severally, in proportion to their respective commitments under this Agreement and the Terms Agreement, to purchase the




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
                                       33

Securities that such defaulting Underwriters (or such defaulting Manager or Managers) agreed but failed to purchase. If any Underwriter or Underwriters (or Manager or Managers) so default and the aggregate principal amount or number of shares, as the case may be, of the Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount or number of shares, as the case may be, of the Securities to be purchased by the Underwriters or Managers, as the case may be, and arrangements satisfactory to the Representatives and the Managers, and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, such Terms Agreement or Terms Agreements will terminate without liability on the part of any non-defaulting Underwriter and any non-defaulting Manager, or the Company, except as provided in Section 8. As used in this Agreement, the term "Underwriter" and "Manager" includes any person substituted for an Underwriter or a Manager, respectively under this Section. Nothing herein will relieve a defaulting Underwriter or defaulting Manager from liability for its default. The respective commitments of the several Underwriters and Managers, for the purposes of this Section shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the principal amounts or numbers of shares, as the case may be, of the Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company.

                 The foregoing obligations and agreements set forth in this Section will not apply if the Terms Agreement specifies that such obligations and agreements will not apply.

                 8. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters and Managers, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or Manager, the Company or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Securities. If the Terms Agreement is terminated pursuant to Section 7 or if for any reason the purchase of the Securities by the Underwriters or Managers, under the Terms Agreement is not consummated, the Company and the Underwriters (and Managers) shall remain responsible for the expenses to be paid or reimbursed by each of them pursuant to Section 4 and the respective obligations of the Company and the Underwriters and the Managers, pursuant to Section 6 shall remain in effect. If the purchase of the Securities by the Underwriters and the Managers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 7 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 5(c), the Company will reimburse the Underwriters and the Managers, for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.




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
                                       34


                 9. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters and the Managers, will be mailed, delivered or telegraphed and confirmed to them at their addresses furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Eaton Center, 1111 Superior Avenue, Cleveland, Ohio 44114-2584, Attention:
Mark Hennessey.

                 10. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the Company and such Underwriters and Managers, if any, as are identified in Terms Agreements and their respective successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

                 11. APPLICABLE LAW. THIS AGREEMENT AND THE TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                                   Schedule A
                    Attachment to the Underwriting Agreement


Subsidiary               % Voting Stock owned by CompanyState of Organization




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

[THE FOLLOWING FORM OF DELAYED DELIVERY CONTRACT WILL BE ATTACHED AS AN ANNEX TO THE RELATED UNDERWRITING AGREEMENT AND WILL ALSO BE PRINTED SEPARATELY FOR EXECUTION PURPOSES. (OMIT "ANNEX I" IN EXECUTION COPIES.)]

                                                                         ANNEX I

           (THREE COPIES OF THIS DELAYED DELIVERY CONTRACT SHOULD BE
            SIGNED AND RETURNED TO THE ADDRESS SHOWN BELOW SO AS TO
                        ARRIVE NOT LATER THAN 9:00 A.M.,
                  NEW YORK TIME, ON____________ __, 19__***.)


                           DELAYED DELIVERY CONTRACT

                                        [INSERT DATE OF INITIAL PUBLIC OFFERING]

EATON CORPORATION
         c/o CS FIRST BOSTON CORPORATION
         Park Avenue Plaza
         New York, N.Y.  10055
         Attention:  [INSERT NAME OF CSFB CORPORATE FINANCE OFFICER]

Gentlemen:

                 The undersigned hereby agrees to purchase from Eaton Corporation, an Ohio corporation ("Company"), and the Company agrees to sell to the undersigned, [IF ONE DELAYED CLOSING, INSERT--as of the date hereof, for delivery on _________, 19__ ("Delivery Date"),]

                         [$]__________________ [shares]

- --principal amount--of the Company's [INSERT TITLE OF SECURITIES] ("Securities"), offered by the Company's Prospectus dated ___________, 19__ and a Prospectus Supplement dated _______, 19__ relating thereto, receipt of copies of which is hereby acknowledged, at [__% of the principal amount thereof plus accrued interest, if any,] [$_______ per share plus accrued dividends, if any,] and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").





__________________________________

***         INSERT DATE WHICH IS THIRD FULL BUSINESS DAY PRIOR TO CLOSING DATE
UNDER THE TERMS AGREEMENT.

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

            [IF TWO OR MORE DELAYED CLOSINGS, INSERT THE FOLLOWING:

                 The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the--principal--amounts set forth below:

                                                 [Principal Amount]
                     Delivery Date               [Number of Shares]

                     -----------------------     -----------------------------------

                     -----------------------     -----------------------------------

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

                 Payment for the Securities that the undersigned has agreed to purchase for delivery on--the--each--Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House (next day) funds at the office of ____________________ at ___.M. on--the--such--Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned--for delivery on such Delivery Date--in definitive [IF DEBT ISSUE, INSERT--fully registered] form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the][such] Delivery Date.

                 It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [the][each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at [the][such] Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total [principal amount][number of shares] of the Securities less the [principal amount][number of shares] thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

                 Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by copies of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                 This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                 It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                                            Yours very truly,


                                                            -----------------------------------------------
                                                            (Name of Purchaser)


                                                            By
                                                              ----------------------------------------------

                                                            -------------------------------------------------
                                                            (Title of Signatory)

                                                            --------------------------------------------------

                                                            ---------------------------------------------------
                                                            (Address of Purchaser)


Accepted, as of the above date.

EATON CORPORATION


By
  -----------------------------------------
   Title:




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                               EATON CORPORATION
                                  ("COMPANY")



                                DEBT SECURITIES


                                TERMS AGREEMENT


                                                                            , 19


EATON CORPORATION
Eaton Center
1111 Superior Avenue
Cleveland, Ohio  44114-2584
Attention:

Dear Sirs:

         [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we--We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 33-52333) ("Underwriting Agreement"), the following securities ("Securities") on the following terms:

         TITLE:  [   %] [Floating Rate]--Notes--Debentures--Bonds--Due

         PRINCIPAL AMOUNT:  $

         INTEREST: [___% per annum, from ______________, 19__, payable semiannually on _____________ and ______________, commencing ______________,
19__, to holders of record on the preceding _______________ or _______________, as the case may be.]  [Zero coupon.]




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

         MATURITY:  ___________________, 19__.

         OPTIONAL REDEMPTION:

         SINKING FUND:

         OTHER TERMS:

         DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be ______________, 19__. Underwriters' fee is ___% of the principal amount of the Contract Securities.]

         PURCHASE PRICE: ___% of principal amount, plus accrued interest[, if any,] from ___________________, 19__.

         EXPECTED REOFFERING PRICE: ___% of principal amount, subject to change by the undersigned.

         CLOSING:  _____ A.M. on _________________, 19__, at _____________, in
New York Clearing House (next day) funds.

         [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]

         The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

         [If appropriate, insert--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.]

         The provisions of the Underwriting Agreement are incorporated herein by reference.

         The Securities will be made available for checking and packaging at the office of ___________________ at least 24 hours prior to the Closing Date.

         [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

         [Please signify your acceptance of the foregoing by return wire not later than _____ P.M. today.]

                                 Very truly yours,

                                 CS FIRST BOSTON CORPORATION
                                 [INSERT NAME(S) OF OTHER REPRESENTATIVES OR
                                 UNDERWRITERS]
                                 [On behalf of--themselves--itself--and as
                                 Representative[s] of the Several] [As]
                                 Underwriter[s]
                                 [By CS FIRST BOSTON CORPORATION]

                                 By_________________________________________
                                               [Insert Title]




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                                   SCHEDULE A

                    UNDERWRITER                                             NUMBER
                    -----------                                             ------
CS First Boston Corporation . . . . . . . . . . . . . . . . . . .






                                                                         --------------
         Total  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                         ==============




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

To:      CS FIRST BOSTON CORPORATION
         [INSERT NAME(S) OF OTHER REPRESENTATIVES OR UNDERWRITERS]
                 As [Representative[s] of the Several] Underwriter[s],
                          [c/o CS First Boston Corporation,]
                          Park Avenue Plaza,
                          New York, N.Y.  10055

         We accept the offer contained in your [letter] [wire], dated ______________, 19__, relating to ______ number of our [INSERT TITLE OF SECURITIES]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 33-52333) ("Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its Subsidiaries except as set forth in or contemplated by the Prospectus.


                                             Very truly yours,

                                             Eaton Corporation


                                             By______________________________
                                                       [Insert Title]




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                               EATON CORPORATION
                                  ("COMPANY")



                            PREFERRED--COMMON--STOCK


                                TERMS AGREEMENT
                                ---------------

                                                                            , 19


EATON CORPORATION
Eaton Center
1111 Superior Avenue
Cleveland, Ohio  44114-2584
Attention:

Dear Sirs:

         [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we--We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 33-52333) ("Underwriting Agreement"), the following securities ("Securities") on the following terms:

         TITLE:

         NUMBER OF SHARES: _______ [("Firm Securities)]

         [In addition, the Company hereby grants the Underwriters [and the Managers] an option, exercisable by the Representatives (as defined below), to purchase upon written notice from the Representatives given to the Company not more than 30 days subsequent to the First Closing Date an aggregate of not more than ___________ additional shares of Securities ("Option Securities") to cover over-allotments at the same price per share as the Firm Securities and on the same terms, including the terms specified in Section 5 of the Underwriting Agreement (other than the time for delivery of and payment for the Option Securities). [Unless otherwise agreed between the Representatives and CS First Boston Limited ("CSFB") on behalf of itself and the other Managers, (i) Option Securities to be so purchased by the Underwriters shall be in the same proportion as the aggregate amount of Firm Securities to be purchased by




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4
         the Underwriters bear to the aggregate amount of Firm Securities to be purchased by the Underwriters and Managers and (ii) Option Securities to be so purchased by the Managers shall be in the same proportion as the aggregate amount of Firm Securities to be purchased by the Managers bear to the aggregate amount of Firm Securities to be purchased by the Underwriters and Managers.] The Company agrees to sell to the Underwriters [Managers] such Option Securities and the Underwriters [Managers] agree, severally and not jointly, to purchase such Option Securities. Such Option Securities shall be purchased for the account of each Underwriter [Manager] in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's [Manager's] name in Schedule A hereto bears to the total number of shares of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters [Managers] only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Option Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Securities or any portion thereof may be surrendered and terminated at any time upon notice by the Representatives to the Company.]


(1)      DIVIDEND RATE:

(1)      OPTIONAL REDEMPTION:

(1)      SINKING FUND:

(1)      CONVERSION RIGHTS:

(1) DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be ______________, 19__. Underwriters' fee is $ _______ per share of the Contract Securities.]

         PURCHASE PRICE: $________ per share [IF PREFERRED STOCK ISSUE, INSERT-- plus accrued dividends[, if any,] from ____________, 19__].

         EXPECTED REOFFERING PRICE: $_______ per share, subject to change by the undersigned.

         CLOSING:  _____ A.M. on _________________, 19__, at _____________, in
New York Clearing House (next day) funds [("First Closing Date)].





__________________________________

     (1) To be included only if Terms Agreement relates to preferred stock.

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                 [The time for the delivery of and payment for the Option Securities, being herein referred to as the "Second Closing Date", which may be the First Closing Date, shall be determined by the Representatives but shall be not earlier than two nor later than seven business days after written notice of election to purchase the Option Securities is given. The Company will deliver the Option Securities to the Representatives [CSFB] for the accounts of the several Underwriters [Managers] against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of the Company, at the offices of Shearman & Sterling. Payment shall be made in U.S. dollars. The certificates for the Option Securities will be in definitive form, in such denominations and registered in such names as the Representatives [CSFB] requests upon reasonable notice prior to the Second Closing Date and will be made available for checking and packaging at the above office of CS First Boston Corporation, or at the option of CS First Boston Corporation [CSFB], at the office of The Depository Trust Company, at a reasonable time in advance of the Second Closing Date.]


(2) UNDERWRITER[S']['S] COMPENSATION: $______________, payable to the [Representative[s] [CSFB] for the proportionate accounts of the] Underwriter[s] [Manager[s]] on the Closing Date.

         OTHER TERMS:

         [[The obligations of the several Managers to purchase and pay for the Securities will also be subject to a change in U.S. or international financial, political or economic conditions or currency exchange rates for the U.S. dollar or exchange controls of the U.S. dollar and other applicable currencies as would, in the judgment of CSFB, be likely to prejudice materially the success of the proposed issue, sale or distribution of the International Securities, whether in the primary market or in respect of dealings in the secondary market.]]

         [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]]:

         The respective numbers of shares of the [Firm] Securities to be purchased by each of the Underwriters [Managers] are set forth opposite their names in Schedule A hereto.

         [IF APPROPRIATE, INSERT--It is understood that we may, with your consent, amend this offer to add additional Underwriters [Managers] and reduce the number of shares to be





__________________________________

     (2) Include if purchase is at public offering price and compensation payable separately.


DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4
purchased by the Underwriters [Managers] listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters [Managers].]

         The Securities will be made available for checking and packaging at the office of CS First Boston Corporation, or at the option of CS First Boston Corporation [CSFB], at the office of The Depository Trust Company, at least 24 hours prior to the Closing Date.

         [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

         [Please signify your acceptance of the foregoing by return wire not later than _____ P.M. today.]

                                  Very truly yours,

                                  CS FIRST BOSTON CORPORATION
                                  [Insert name(s) of other Representatives or Underwriters]
                                  [On behalf of--themselves--itself--and as
                                  Representative[s] of the Several] [As]
                                  Underwriter[s]
                                  [By CS FIRST BOSTON CORPORATION]

                                  By________________________________________
                                                   [Insert Title]


                                  CS FIRST BOSTON LIMITED
                                  [Insert name(s) of other Managers]
                                  [By CS FIRST BOSTON LIMITED]

                                  By__________________________________________
                                                  [Attorney-in-Fact]




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                                   SCHEDULE A

                                                                          NUMBER OF
               UNDERWRITER[MANAGER]                                         SHARES
               ---------------------                                        ------
CS First Boston Corporation . . . . . . . . . . . . . . . . . . .
[CS First Boston Limited]






                                                                         --------------
         Total  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                         ==============




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

To:      CS FIRST BOSTON CORPORATION
         [INSERT NAME(S) OF OTHER REPRESENTATIVES OR UNDERWRITERS]
                 As [Representative[s] of the Several] Underwriter[s],
                          [c/o CS First Boston Corporation,]
                          Park Avenue Plaza,
                          New York, N.Y.  10055

         [CS FIRST BOSTON LIMITED
         [INSERT NAME(S) OF OTHER MANAGERS
                          c/o CS First Boston Limited]
                          One Cabot Square
                          London, England  E14 4QJ]

         We accept the offer contained in your [letter] [wire], dated ______________, 19__, relating to ______ shares(1) of our [INSERT TITLE OF SECURITIES]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 33-52333) ("Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its Subsidiaries except as set forth in or contemplated by the Prospectus.


                                                Very truly yours,

                                                Eaton Corporation


                                                By ___________________________
                                                          [Insert Title]




[FN]
__________________________________

     (1) and up to an addition ______ Option Securities pursuant to the option described therein.

DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                               EATON CORPORATION
                                  ("COMPANY")



                               WARRANT SECURITIES


                                TERMS AGREEMENT
                                ---------------

                                                                            , 19


EATON CORPORATION
Eaton Center
1111 Superior Avenue
Cleveland, Ohio  44114-2584
Attention:

Dear Sirs:

         [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we--We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 33-52333) ("Underwriting Agreement"), the following securities ("Securities") on the following terms:

         NUMBER TO BE ISSUED:

         DEBT WARRANT AGENT:

         ISSUABLE JOINTLY WITH DEBT SECURITIES:

         DATE FROM WHICH WARRANT SECURITY IS EXERCISABLE:

         DATE ON WHICH WARRANT SECURITY EXPIRES:

         EXERCISE PRICE(S):

         INITIAL PUBLIC OFFERING PRICE:

         PURCHASE PRICE:




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

         TITLE OF WARRANT SECURITIES:

         OTHER TERMS:

         DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be ______________, 19__. Underwriters' fee is ___% of the principal amount of the Contract Securities.]

         PURCHASE PRICE: ___% of principal amount, plus accrued interest[, if any,] from ___________________, 19__.

         EXPECTED REOFFERING PRICE: ___% of principal amount, subject to change by the undersigned.

         CLOSING:  _____ A.M. on _________________, 19__, at _____________, in
New York Clearing House (next day) funds.

         [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]

         The respective number of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

         [If appropriate, insert--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the number to be purchased by the Underwriters listed in Schedule A hereto by the number to be purchased by such additional Underwriters.]

         The provisions of the Underwriting Agreement are incorporated herein by reference.

         The Securities will be made available for checking and packaging at the office of ___________________ at least 24 hours prior to the Closing Date.

         [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

         [Please signify your acceptance of the foregoing by return wire not later than _____ P.M. today.]

                                   Very truly yours,

                                   CS FIRST BOSTON CORPORATION
                                   [INSERT NAME(S) OF OTHER REPRESENTATIVES OR
                                   UNDERWRITERS]
                                   [On behalf of--themselves--itself--and as
                                   Representative[s] of the Several] [As]
                                   Underwriter[s]
                                   [By CS FIRST BOSTON CORPORATION]

                                   By_________________________________________
                                                 [Insert Title]




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

                                   SCHEDULE A


                    UNDERWRITER                                             NUMBER
                    -----------                                             ------
CS First Boston Corporation . . . . . . . . . . . . . . . . . . .






                                                                         --------------
         Total  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                         ==============




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4

To:      CS FIRST BOSTON CORPORATION
         [INSERT NAME(S) OF OTHER REPRESENTATIVES OR UNDERWRITERS]
                 As [Representative[s] of the Several] Underwriter[s],
                          [c/o CS First Boston Corporation,]
                          Park Avenue Plaza,
                          New York, N.Y.  10055

         We accept the offer contained in your [letter] [wire], dated ______________, 19__, relating to ______ number of our [INSERT TITLE OF SECURITIES]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 33-52333) ("Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its Subsidiaries except as set forth in or contemplated by the Prospectus.


                                             Very truly yours,

                                             Eaton Corporation


                                             By_______________________________
                                                        [Insert Title]




DRAFT: March 6, 1994                  SS_NYL2              Document No. 1156_4